UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

FONAR CORPORATION

______________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	0-10248	11-2464137
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Marcus Drive, Melville, New York 11747 (631) 694-2929
(Address, including zip code, and telephone number of registrant's principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	FONR	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Accountant

The Audit Committee (the “Audit Committee”) of the Board of Directors of FONAR Corporation (the “Company”) conducted a competitive process to determine the Company’s independent registered public accounting firm for the year ending June 30, 2025. The Audit Committee invited several independent registered public accounting firms to participate in this process, including Marcum LLP (“Marcum”), which audited the Company’s consolidated financial statements for the year ended June 30,2024 and 2023.

As a result of this process and following careful deliberation, on December 11, 2024, the Audit Committee dismissed Marcum as the Company's independent registered public accounting firm, effective as of that same date.

Marcum’s reports on the Company’s consolidated financial statements as of and for the years ended June 30, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

Marcum’s reports on the consolidated financial statements as of and for the years ended June 30, 2024 and 2023 contained the following statement “The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.”

During the Company’s two most recent years ended June 30, 2024 and 2023, and the subsequent interim period preceding Marcum’s dismissal there were:

(i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in its report; and

(ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Marcum with a copy of the disclosures it is making in this Current Report on Form 8-K and requested Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission indicating whether or not Marcum agrees with the statements above. A copy of Marcum’s letter, dated December 11, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of Independent Accountant

As described above, the Audit Committee of the Company recently completed a competitive process to select an audit firm to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2025 and related interim periods. On December 11, 2024, the Company, at the direction of the Audit Committee, made the decision to select CohnReznick LLP(“CohnReznick”) as auditors for the Company for the year ending June 30, 2025, contingent upon the execution of an engagement letter following completion of CohnReznick’s standard client acceptance procedures.

During the Company's two most recent fiscal years and the subsequent interim period preceding CohnReznick's engagement, neither the Company nor anyone on its behalf consulted CohnReznick regarding any of the items described in Items 304(a)(2)(i)and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. 16.1

Description: Letter from Marcum LLP to the Securities and Exchange Commission dated December 11, 2024

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FONAR CORPORATION

(Registrant)

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By /s/ Timothy R. Damadian

Timothy R. Damadian

President and CEO

Dated: December 12, 2024